                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  SOCKET COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          SOCKET COMMUNICATIONS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 1998

                            ------------------------

DEAR STOCKHOLDERS:

    You are cordially invited to attend the Annual Meeting of Stockholders of SOCKET COMMUNICATIONS, INC., a Delaware corporation (the "Company"), to be held Wednesday, June 10, 1998 at 10:00 a.m., local time, at the Company's headquarters at 37400 Central Court, Newark, California 94560 for the following purposes:

        (1) To elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected.

        (2) To approve an amendment to the Company's 1995 Stock Plan to reserve an additional 1,000,000 shares of Common Stock for issuance thereunder.

        (3) To approve a one-for-three reverse split of the outstanding Common Stock of the Company so that every three shares of the Company's Common Stock shall thereafter be consolidated into one share of the Company's Common Stock (the "Reverse Stock Split"), and to approve a related amendment to the Company's Certificate of Incorporation.

        (4) To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998.

        (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on April 24, 1998 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          Charlie Bass
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

Newark, California
May 8, 1998

                            YOUR VOTE IS IMPORTANT.
             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
        YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
        AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          SOCKET COMMUNICATIONS, INC.

                                ----------------

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of SOCKET COMMUNICATIONS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Wednesday, June 10, 1998 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of the Annual Meeting. The Annual Meeting will be held at the Company's headquarters at 37400 Central Court, Newark, California 94560. The Company's principal executive offices are located at 37400 Central Court, Newark, California 94560, and the Company's telephone number at that location is (510) 744-2700.

    These proxy solicitation materials and the Annual Report on Form 10-KSB for the year ended December 31, 1997, including financial statements, were first mailed on or about May 8, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

    Stockholders of record at the close of business on April 24, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, $0.001 par value. At the Record Date, 7,187,632 shares of the Company's authorized Common Stock were issued and outstanding and held of record by approximately 800 stockholders. The Company has five series of Preferred Shares outstanding, designated Series B Convertible Preferred Stock, $.001 par value, Series B-1 Convertible Preferred Stock, $.001 par value, Series B-2 Convertible Preferred Stock, $.001 par value, Series C Convertible Preferred Stock, $.001 par value, and Series C-1 Convertible Preferred Stock, $.001 par value. At the Record Date, 12,500 shares of the Company's Series B Convertible Preferred Stock were outstanding and held of record by one stockholder, 8,850 shares of the Company's Series B-1 Convertible Preferred Stock were outstanding and held of record by one stockholder, 8,715 shares of Series B-2 Convertible Preferred Stock were outstanding and held of record by one stockholder, 95,037 shares of Series C Convertible Preferred Stock were outstanding and held of record by eleven stockholders, and 51,574 shares of Series C-1 Preferred Stock were outstanding and held of record by one stockholder. The shares of Series B Convertible Preferred Stock, Series B-1 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock, Series C Convertible Preferred Stock and Series C-1 Convertible Preferred Stock are convertible into 1,250,000, 885,000, 871,500, 2,014,778, and
546,684 shares of Common Stock, respectively. The holders of the Series B Convertible Preferred Stock, Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock (collectively, the "Series B Preferred") are entitled to the number of votes each would be entitled to cast as if the Series B Preferred were converted to Common Stock. The holders of the Series C Convertible Preferred Stock and the Series C-1 Convertible Preferred Stock are not entitled to vote on any matter submitted to the Stockholders of the Company for approval.

    Provided herein under the caption entitled "Management--Security Ownership of Certain Beneficial Owners and Management" is a table which sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 1, 1998 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, and (iii) all directors and executive officers as a group.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    Each holder of Common Stock is entitled to one vote for each share of stock held in all matters to be voted on by the stockholders. Each holder of Series B Convertible Preferred Stock, Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock is entitled to the number of votes such holder would be entitled to cast if such shares of Series B Preferred were converted into Common Stock. As of April 1, 1998, each share of Series B Preferred was convertible into 100 shares of Common Stock. Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the stockholder's votes. On all other matters, stockholders may not cumulate votes.

    This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than January 28, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Board of Directors shall be composed of six directors. The Board currently consists of four directors with two vacancies, and Gary Kalbach, currently a director of the Company, has indicated his intent to resign from the Board upon the election of the nominees named below who will fill the vacancies on the Board and the vacancy left by Mr. Kalbach's resignation. A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below. Three of the nominees named below, Mr. Bass, Mr. Gifford, and Mr. Carsten, are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve, as a director. Different candidates may be nominated by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED

    If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted as present for the purposes of determining if a quorum is present.

NOMINEES

    The names of the nominees and certain information about them as of April 1, 1998 are set forth below:

                                                                                                                 DIRECTOR
NAME OF NOMINEE                             AGE                      POSITION WITH THE COMPANY                     SINCE
--------------------------------------      ---      ---------------------------------------------------------  -----------
Charlie Bass..........................          56   Chairman of the Board and Chief Executive Officer                1992
Micheal L. Gifford....................          40   Executive Vice President and Director                            1992
Jack C. Carsten.......................          56   Director                                                         1993
Edward M. Esber, Jr...................          46   Director Nominee
Gianlucca Rattazzi....................          44   Director Nominee
Lars Lindgren.........................          42   Director Nominee

    All directors hold office until the next Annual Meeting of Stockholders of the Company or until their successors have been elected. There are no family relationships among any of the directors or executive officers of the Company.

    CHARLIE BASS co-founded the Company in March 1992, and has been the Chairman of the Board of Directors from such time to the present. Dr. Bass also served as the Company's interim Chief Executive Officer during January and February 1996 and from April 1997 until January 1998, at which time Mr. Bass assumed the position of Chief Executive Officer. Dr. Bass has been the General Partner of Bass Associates, a venture capital firm, since September 1989. Dr. Bass currently serves as a director of Meridian Data, Inc., SoloPoint, Inc. and several private companies. Dr. Bass is also a consulting professor of electrical engineering at Stanford University. Dr. Bass holds a Ph.D. in electrical engineering from the University of Hawaii.

    MICHEAL L. GIFFORD has been a director of the Company since its inception in March 1992 and has served as Executive Vice President since October 1994. Mr. Gifford served as President of the Company from its inception in March 1992 to September 1994, and as the Company's Chief Executive Officer from March 1992 to June 1994. From December 1986 to December 1991, Mr. Gifford served as a director and as Director of Sales and Marketing for Tidewater Associates, a computer consulting and computer product development company. Prior to working for Tidewater Associates, Mr. Gifford co-founded and was President of Gifford Computer Systems, a computer network integration company. Mr. Gifford received a B.S. in Mechanical Engineering from the University of California at Berkeley.

    JACK C. CARSTEN has been a director of the Company since May 1993. He also served in a consulting capacity as the interim Chief Executive Officer of the Company from July 1994 to September 1994. Mr. Carsten owns and operates Technology Investments, a venture capital firm. Prior to founding Technology Investments, Mr. Carsten was a general partner of U.S. Venture Partners, a venture capital firm. Prior to U.S. Venture Partners, he held senior management positions at Intel Corporation, most recently serving as Senior Vice President and General Manager of the Component Group, Microcomputer Group and ASIC Components Group. He received an A.B. in Physics from Duke University.

    EDWARD M. ESBER, JR. is not presently serving as a director of the Company. Since October 1995, Mr. Esber has served as Chief Executive Officer of SoloPoint, Inc., a publicly-held communications management products company. From May 1994 to June 1995, Mr. Esber was Chairman, Chief Executive Officer and President of Creative Insights, Inc., a computer toys company. From May 1993 to June 1994, Mr. Esber was President and Chief Operating Officer of Creative Labs, Inc., the US subsidiary of Creative Technology Ltd. Mr. Esber has served as a director of Quantum Corp. since 1988 and as a director of SoloPoint, Inc. since October 1995. Mr. Esber holds a bachelor's degree in computer engineering from Case Western Reserve University, a master's degree in electrical engineering from Syracuse University and a M.B.A. in general management from Harvard Business School.

    GIANLUCCA RATTAZZI is not presently a director of the Company. Dr. Rattazzi co-founded Meridian Data, Inc. ("Meridian"), a provider of CD ROM networking software and systems, in July 1988. He has served as President and a director of Meridian since inception and was appointed Chief Executive Officer of Meridian in October 1992. From 1985 to 1988, Dr. Rattazzi held various executive level positions at Virtual Microsystems, Inc., a computer peripheral networking company, most recently as President. Dr. Rattazzi holds an M.S. degree in Electrical Engineering and Computer Science from the University of California, Berkeley, and a Ph.D. in Physics from the University of Rome, Italy.

    LARS LINDGREN is not presently a director of the Company. Mr. Lindgren currently serves as the Managing Director of ForetagsByggarna BV ("ForetagsByggarna"), a private venture capital firm which Mr. Lindgren founded in 1991. Mr. Lindgren has been actively involved in the venture capital industry in Sweden and to a lesser extent throughout Europe since 1984, and has founded a number of companies including the Swedish Venture Capital Association, Campanius Venture, a venture capital concern of which Mr. Lindgren continues to serve as the managing partner, ForetagsByggarna, MiniDoc, a publicly traded company in Sweden that develops information technology system for the pharmaceutical industry, and Nykoping Strand, a real estate company. Mr. Lindgren has served on the board of directors for numerous companies and is presently on the boards of JKL, a Swedish public relations firm, Campanius Venture, ForetagsByggarna and MiniDoc. Mr. Lindgren received an M.B.A. from the Stockholm School of Economics in 1984 and has also studied at the Sloan School of Management at M.I.T.

BOARD MEETING AND COMMITTEES

    The Board of Directors of the Company held a total of 8 regular meetings and 5 telephonic meetings during fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

    The Compensation Committee, which consisted of Gary Kalbach and Jack Carsten during fiscal 1997, did not meet or act by written consent during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of the Company and administers various incentive compensation and benefit plans. During fiscal 1997, the Board, as a whole (excluding any interested parties), acted with respect to such decisions. Mr. Kalbach will resign from the Company's Compensation Committee effective upon his resignation from the Board of Directors, and his vacancy on the Compensation Committee will be filled by Mr. Rattazzi.

    The Audit Committee, which consisted of Messrs. Kalbach and Carsten at the end of fiscal 1997, did not meet during the fiscal year. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls. During fiscal 1997, the Board, as a whole, also acted with respect to such responsibilities delegated to the Audit Committee. Mr. Kalbach will resign from the Company's Audit Committee effective upon his resignation from the Board, and his vacancy on the Audit Committee will be filled by Mr. Lindgren.

COMPENSATION COMMITTEE INTERLOCKS

    None of the members of the Compensation Committee of the Board was at any time during fiscal 1997 an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

DIRECTOR COMPENSATION

    Directors have not received any cash compensation for their service as Directors of the Company, but are reimbursed for expenses incurred in connection with attending Board or Committee meetings. Beginning in 1998, each director who is not a salaried officer or employee of the Company will receive a fee of $1,500 for attendance at each meeting of the Board of Directors. Furthermore, the Company's Directors are entitled to participate in the Company's 1995 Stock Option Plan, and during fiscal 1997 Messrs. Bass, Gifford, Kalbach and Carsten were granted options to purchase 30,000, 32,500, 15,000 and 30,000, respectively, shares of the Company's Common Stock, each at an option exercise price of $0.56 per share, the fair market value of the Company's Common Stock on the date of grant. In January 1998, options to purchase 30,767, 35,745, 5,767 and 5,767 shares, respectively, at $1.55 per share, held by Messrs. Bass, Gifford, Kalbach and Carsten were canceled and exchanged for new options with an exercise price of $0.46 per share. See "Executive Compensation and Other Matters--Executive Compensation."

                                  PROPOSAL TWO
                  APPROVAL OF AMENDMENT TO THE 1995 STOCK PLAN

    At the Annual Meeting, stockholders are being asked to approve an amendment to the Company's 1995 Stock Plan (the "1995 Plan") which would increase the number of shares of Common Stock ("Shares") reserved for issuance thereunder by 1,000,000 shares to 1,735,000 shares.

    The foregoing amendment was approved by the Board of Directors in March, 1998. The adoption of the 1995 Plan was approved by the Board of Directors in April 1995 and by the stockholders in May 1995. As of April 1, 1998, no shares of Common Stock had been issued pursuant to option exercises under the 1995 Plan, options to purchase an aggregate of 716,112 shares were outstanding and 18,888 shares (exclusive of the 1,000,000 shares subject to stockholder approval at the Annual Meeting) were available for future grant under the 1995 Plan.

    The purpose of the 1995 Plan is to retain, motivate and reward employees and executives by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. The purpose of the amendment to the 1995 Plan is to ensure the availability of Common Stock for options to existing key executives, employees and consultants and to attract and retain qualified personnel necessary for the growth of the Company. In this regard, it is anticipated that, if the amendment is approved by the stockholders, a significant portion of the 1,000,000 additional shares available for options under the 1995 Plan will be allocated to options to be granted to the Company's Chairman and Chief Executive Officer, Charlie Bass, and to a lesser extent to the other executive officers of the Company. The Board believes that such an allocation is in the best interests of the Company to retain and motivate its executive officers, particularly Charlie Bass, who has received no cash compensation for his services as Chief Executive Officer since April 1997. Since each of the Company's executive officers and directors is eligible to receive options under the 1995 Plan, each such officer and director has a material financial interest in the proposed amendment to the 1995 Plan.

SUMMARY OF THE 1995 PLAN

    GENERAL. The purpose of the 1995 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1995 Plan. Options granted under the 1995 Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

    ADMINISTRATION. The Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 1995 Plan.

    ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted under the 1995 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

    LIMITATIONS. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1995 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 750,000 shares of Common Stock.

    TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) TERM OF OPTION. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) TERMINATION OF EMPLOYMENT. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1995 Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option at any time before termination.

    (e) NONTRANSFERABILITY OF OPTIONS: Unless otherwise determined by the Administrator, options granted under the 1995 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) OTHER PROVISIONS: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Administrator.

    STOCK PURCHASE RIGHTS. In the case of SPRs, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1995 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1995 Plan, and the exercise price of any such outstanding option or stock purchase right.

    In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate.

    RIGHTS UPON A CHANGE OF CONTROL. Upon a change of control, all optionees' rights to purchase stock shall be immediately vested and be fully exercisable on the earlier of: (i) the date immediately preceding such change in control in the event that the 1995 Plan is terminated or canceled, or in the event any successor to the Company fails to assume the 1995 Plan upon becoming a successor to the Company; (ii) the date immediately preceding an involuntary termination of the optionee occurring upon or after the change in control; or (iii) as of the date one year following the change in control, provided that the optionee shall continuously remain an employee of the Company throughout such one-year period.

    AMENDMENT AND TERMINATION OF THE 1995 PLAN. The Board may amend, alter, suspend or terminate the 1995 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1995 Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1995 Plan without the written consent of the optionee. Unless terminated earlier, the 1995 Plan shall terminate ten years from the date of its approval by the stockholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

    The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1995 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

VOTE REQUIRED AND RECOMMENDATION

    At the Annual Meeting, the stockholders are being asked to approve the amendment to the 1995 Plan. The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the amendment to the 1995 Plan.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                     AMENDMENT TO THE COMPANY'S 1995 PLAN.

                                 PROPOSAL THREE
                    APPROVAL TO EFFECT A REVERSE STOCK SPLIT

    The Board of Directors believes that it is in the best interests of the Company and its stockholders to effect a reverse stock split (the "Reverse Stock Split") of one share of reconstituted Common Stock for every three shares of Common Stock that are currently issued and outstanding (the "Split Factor") in the near future. The precise timing of the Reverse Stock Split will be determined by the Board of Directors upon its consideration of when the Reverse Stock Split serves the best interests of the Company and the stockholders. Accordingly, the Board of Directors must reserve the right to decide at a later date to effect the Reverse Stock Split by amending the Company's Amended and Restated Certificate of Incorporation.

    In order to effect the Reverse Stock Split, the stockholders are being asked to approve an Amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate Amendment"). The Board of Directors of the Company believes that the Reverse Stock Split is in the best interests of both the Company and its stockholders, and has unanimously approved the Certificate Amendment. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the Reverse Stock Split, if, at any time prior to their effectiveness it determines, in its sole discretion, that it is no longer in the best interests of the Company and its stockholders.

EFFECT OF REVERSE STOCK SPLIT

    The Company is currently authorized to issue 15,000,000 shares of Common Stock, of which 7,187,632 shares were issued and outstanding as of the Record Date. The Company is further authorized to issue 3,000,000 shares of Preferred Stock, of which 12,500 shares of Series B Convertible Preferred Stock (convertible into 1,250,000 shares of Common Stock) are outstanding, 8,850 shares of Series B-1 Convertible Preferred Stock (convertible into 885,000 shares of Common Stock) are outstanding, 8,715 shares of Series B-2 Convertible Preferred Stock (convertible into 871,500 shares of Common Stock) are outstanding, 95,037 shares of Series C Convertible Preferred Stock (convertible into 2,014,778 shares of Common Stock) are outstanding, and 51,574 shares of Series C-1 Convertible Preferred Stock (convertible into 546,684 shares of Common Stock) are outstanding as of the Record Date. In addition, the Company has issued outstanding warrants, after giving effect to anti-dilution adjustments, to purchase an aggregate of 3,079,169 shares of Common Stock and stock options under the Company's stock plans to purchase an aggregate of 793,883 shares of Common Stock and has reserved an additional 1,096,950 shares of Common Stock for the conversion of the balance of subordinated notes outstanding and accrued interest, the payment of preferred stock dividends and the exercise of future option grants. Accordingly, the Company's authorized Common Stock of 15,000,000 is not sufficient to provide for the issuance of all of the shares of Common Stock reserved for issuance upon exercise or conversion of outstanding options and warrants and convertible preferred stock. If effected, the Reverse Stock Split would reduce the number of outstanding shares of Common Stock to approximately 2,395,877 based on the Split Factor and will reduce the number of shares reserved for issuance upon exercise or conversion of outstanding options, warrants and Preferred Stock to approximately 3,512,654, but will not affect the number of authorized shares of Common Stock though the number of shares outstanding will decrease. Therefore, the Company, as a result of the Reverse Stock Split, will have more shares authorized for issuance than is currently available. IN ADDITION, THE PROPOSED REVERSE STOCK SPLIT WOULD NOT AFFECT ANY STOCKHOLDER'S PROPORTIONATE EQUITY INTEREST IN THE COMPANY. The Reverse Stock Split will not affect the number of shares of Preferred Stock authorized, though the number of shares of Common Stock into which such shares of Preferred Stock is convertible will be proportionately decreased. None of the rights currently accruing to holders of Common Stock or Preferred Stock will be affected by the Reverse Stock Split.

    The following table illustrates the principal effects of the Reverse Stock Split of the Company's Common Stock (without giving effect to any adjustments for fractional shares):

                                                                      NUMBER OF SHARES
                                                                    AS OF THE RECORD DATE
                                                                -----------------------------
                                                                   PRIOR TO         AFTER
                                                                    REVERSE        REVERSE
                                                                  STOCK SPLIT    STOCK SPLIT
                                                                ---------------  ------------
AUTHORIZED
  Preferred Stock.............................................       3,000,000     3,000,000
  Common Stock................................................      15,000,000    15,000,000

OUTSTANDING
  Preferred Stock.............................................         176,676       176,676
  Common Stock................................................       7,187,632     2,395,877*
  Shares of Common Stock Reserved for Issuance Upon Exercise
    or Conversion of Outstanding Preferred Stock, Options and
    Warrants..................................................      10,537,964     3,512,654*

------------------------

* Actual numbers may vary slightly as a result of the payment of cash for fractional shares outstanding after the Reverse Stock Split. See "Execution and Consequences of Reverse Stock Split--Payment for Fractional Shares."

BACKGROUND REASONS FOR THE PROPOSAL

    The Board of Directors believes it to be in the Company's interest to effect the Reverse Stock Split primarily because the potential increase in the price per share of the Common Stock resulting therefrom will have a positive effect on the liquidity of the Common Stock. The Pacific Exchange, which is the primary trading market for the Company's Common Stock, requires that listed securities maintain a bid price of at least $1 per share for a majority of business days for six months. The price per share of the Common Stock has recently been trading at levels that satisfy the minimum required by the Pacific Exchange (the "Minimum Listed Share Price Standards"); however, the price per share has been below the Minimum Listed Share Price Standards at various times during the last year. The Board of Directors believes that the potential increase in the price per share of the Common Stock resulting from the Reverse Stock Split will render the Company in compliance with the Minimum Listed Share Price Standards of the Pacific Exchange. Notwithstanding the Company's compliance with the minimum listing share price standards of the Pacific Exchange, the Company has not been in compliance with the net tangible asset or net work requirements of the Pacific Exchange since fiscal 1996 and has, therefore, been subject to possible delisting procedures since that time. In March 1998, the Pacific Exchange granted the Company an extension to bring itself into compliance with the continued listing criteria and advise Socket that it would next review Socket's continued qualification for listing in June 1998. Although the Board believes that the reverse stock split would render the Company in compliance with the minimum listed share price standards of the Pacific Exchange, the Company will need to raise additional equity capital in the quarter ended June 30, 1998 in order to comply with the Pacific Exchange net tangible asset or net worth requirements, and there can be no assurance that the Company will be successful in doing so. In that case, there can be no assurance that the Pacific Exchange will not decide to initiate delisting proceedings against the Company. If the Company's stock becomes delisted from the Pacific Exchange, the Company will be subject to the "penny stock" rules of the Securities and Exchange Commission and therefore an investor will find it more difficult to dispose of, or obtain accurate quotations as to the price of the Company securities.

    The Board of Directors further believes that this action may increase the market value of the Company's Common Stock, thus enhancing the marketability of the Company's Common Stock to the financial community and the investing public at large. The Board of Directors believes that the relatively low per share fair market value of the Common Stock, when compared with the market prices of the common stock of publicly-held companies in the same or comparable industries, impairs the marketability of the Common Stock and creates a negative impression with respect to the Company. These factors adversely affect not only the liquidity of the Common Stock, but also the Company's ability to raise capital through further sales of equity securities.

    Additionally, the Board of Directors believes that this action may improve the liquidity of the Company's Common Stock. The policies and practices of many brokerage houses tend to discourage brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of broker's commissions and to time-consuming procedures that make handling of lower-priced stocks economically unattractive to brokers. The structure of trading commissions also tends to have an adverse impact upon holders of lower-priced stock because the brokerage commission payable on its sale generally represents a higher percentage of the sales price than on higher-priced stock.

    The Board is hopeful that the Reverse Stock Split will result in a trading price for the Company's Common Stock that will better suit the preferences of institutional investors and brokerage firms described above and mitigate the adverse impact of trading commissions on the potential market for the Company's shares. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE INCREASED MARKET PRICE OF THE COMMON STOCK AFTER THE REVERSE STOCK SPLIT WILL ENHANCE THE AGGREGATE CAPITALIZATION OF THE COMPANY OR IMPROVE THE LIQUIDITY OF THE COMPANY'S STOCK.

    The Company is not aware of any current efforts to accumulate Common Stock or obtain control of the Company, and the Reverse Stock Split is not intended to be an anti-takeover device. The Reverse Stock Split is being proposed with a view toward enhancing marketability of the Company's Common Stock by obtaining a Common Stock price in a range more acceptable to the investment community.

EXECUTION AND CONSEQUENCES OF REVERSE STOCK SPLIT

    EXCHANGE OF STOCK CERTIFICATES

    Each stock certificate representing issued and outstanding shares of Common Stock prior to the effective date of the Reverse Stock Split will, after such effective date, represent the appropriate number of shares of Common Stock reflecting the Reverse Stock Split. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES. However, stockholders may exchange their certificates if they so choose.

    PAYMENT FOR FRACTIONAL SHARES

    No scrip or fractional certificates will be issued in the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Split Factor will be entitled to receive a cash payment in lieu thereof at a price equal to the fair market value of the stock as determined by the Board on the effective date of the Reverse Stock Split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

    Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or its transfer agent, as the case may be, concerning ownership of such funds within the time permitted in such jurisdictions. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they are paid.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not address all the tax consequences that may be relevant to a particular stockholder (such as non-resident aliens, broker-dealers or insurance companies). Furthermore, no foreign, state or local tax consequences are discussed herein. ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM.

    The exchange of shares of stock for shares of post-split stock will not result in recognition of gain or loss (except in the case of cash received for fractional shares as described below). The holding period of the shares of post-split stock will include the stockholder's holding period for the shares of stock exchanged therefor, reduced by the tax basis allocable to the receipt of cash in lieu of fractional shares.

    A stockholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to him or her and then immediately redeemed them for cash. Such stockholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such stockholder's pre-split stock allocable to such fractional shares, had such fractional shares actually been issued. Such gain or loss will be capital gain or loss (if such stock was held as a capital asset), and any such capital gain or loss will generally be long-term capital gain or loss to the extent such stockholder's holding period for his or her stock exceeds 18 months.

VOTE REQUIRED

    Approval of the Reverse Stock Split and adoption of the Certificate Amendment require the affirmative vote of the holders of not less than a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes will be counted as votes against adoption of the Certificate Amendment. Any stockholder entitled to vote may vote part of his or her shares in favor of the proposed Certificate Amendment and refrain from voting shares against the proposed Certificate Amendment. In such a case, the stockholder must specify the number of shares which he or she is voting affirmatively or else it will be conclusively presumed that such stockholder intended to vote all of his or her shares in favor the proposed Certificate Amendment.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
          STOCKHOLDERS VOTE "FOR" ADOPTION OF THE PROPOSAL TO EFFECT A
               REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

                                 PROPOSAL FOUR
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

    Ernst & Young LLP has audited the Company's financial statements annually since 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
          RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
                    COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

                                   MANAGEMENT

    The current executive officers of the Company are as follows:

NAME OF OFFICER                                AGE                POSITION WITH THE COMPANY
-----------------------------------------      ---      ---------------------------------------------
Charlie Bass.............................          56   Chairman of the Board of Directors and Chief
                                                          Executive Officer
Micheal L. Gifford.......................          40   Executive Vice President and Director
David W. Dunlap..........................          55   Vice President of Finance and Administration,
                                                          Chief Financial Officer and Secretary
Kevin J. Mills...........................          37   Vice President of Operations

    CHARLIE BASS co-founded the Company in March 1992, and has been the Chairman of the Board of Directors from such time to the present. Dr. Bass also served as the Company's interim Chief Executive Officer during January and February 1996 and from April 1997 until February 1998, at which time Mr. Bass assumed the position of Chief Executive Officer. Dr. Bass has been the General Partner of Bass Associates, a venture capital firm, since September 1989. Dr. Bass currently serves as a director of Meridian Data, Inc., SoloPoint, Inc. and several private companies. Dr. Bass is also a consulting professor of electrical engineering at Stanford University. Dr. Bass holds a Ph.D. in electrical engineering from the University of Hawaii.

    MICHEAL L. GIFFORD has been a director of the Company since its inception in March 1992 and has served as Executive Vice President since October 1994. Mr. Gifford served as President of the Company from its inception in March 1992 to September 1994, and as the Company's Chief Executive Officer from March 1992 to June 1994. From December 1986 to December 1991, Mr. Gifford served as a director and as Director of Sales and Marketing for Tidewater Associates, a computer consulting and computer product development company. Prior to working for Tidewater Associates, Mr. Gifford co-founded and was President of Gifford Computer Systems, a computer network integration company. Mr. Gifford received a B.S. in Mechanical Engineering from the University of California at Berkeley.

    DAVID W. DUNLAP has served as the Company's Vice President of Finance and Administration and Chief Financial Officer since February 1995. Prior to joining the Company, Mr. Dunlap served as Vice President of Finance and Administration at Appian Technology Inc. ("Appian"), a semiconductor company, from September 1993 to February 1995. Appian filed a voluntary petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code in August 1994 in connection with the sale of substantially all of its assets to Cirrus Logic, Inc. Mr. Dunlap served as Vice President of Finance and Administration and Chief Financial Officer at Mountain Network Solutions, Inc., a computer peripherals manufacturing company, from March 1992 to September 1993. He is a certified public accountant, and received an M.B.A. and a B.A. in Business Administration from the University of California at Berkeley.

    KEVIN J. MILLS has served as the Company's Vice President of Operations since September 1993. Prior to joining the Company, Mr. Mills worked from September 1987 to August 1993 at Logitech, Inc., a computer peripherals company, serving most recently as Director of Operations. He received a B.E. in Electronic Engineering from the University of Limerick, Ireland.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                             SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer, and the two other executive officers whose total 1997 salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      -------------
                                               ANNUAL COMPENSATION     SECURITIES
                                              ----------------------   UNDERLYING      OTHER ANNUAL        ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY($)  BONUS($)(1)     OPTIONS      COMPENSATION($)   COMPENSATION($)
---------------------------------  ---------  ---------  -----------  -------------  -----------------  ----------------
Charlie Bass(2) .................       1997     --          --            30,000           --                 --
  Chief Executive Officer and           1996     --          --            55,767(3)        --                 --
  Director                              1995     --          --             3,367(3)        --                 --

Micheal L. Gifford ..............       1997    120,000      21,829        32,500           --                 --
  Executive Vice President              1996    120,000      22,211        35,745(3)        --                 --
  and Director                          1995    111,378      26,602        22,445(3)        --                 --

David W. Dunlap(4) ..............       1997    120,000      20,696        32,500           --                 --
  Vice President of Finance and         1996    120,000      18,775        15,914(3)        --                 --
  Administration, Chief Financial       1995    100,008      21,232        21,341(3)        13,500             --
  Officer and Secretary

                                        1997    115,000      20,930        32,500           --                 --
Kevin Mills .....................       1996     99,999      22,291        15,914(3)        --                 --
  Vice President of Operations          1995     91,042      19,111         7,014(3)        --                 --

Martin Levetin(5) ...............       1997     51,324      12,871             0           --                116,183(5)
  Former President, Chief               1996    134,333      62,197       126,600(3)        36,006(6)          --
  Executive Officer                     1995     --          --            --               --                 --

                                        1997     86,250      28,339        20,000           --                 47,842(7)
John E. O'Leary(7) ..............       1996     50,750      22,969        --               --                 --
  Former Vice President of Sales        1995     --          --            --               --                 --

------------------------

(1) Represents cash bonuses earned for work performed during fiscal 1997. Bonuses earned during the first three fiscal quarters of fiscal 1997 were paid in fiscal 1997 whereas bonuses earned during the fourth fiscal quarter of 1997 were paid in the first quarter of fiscal 1998.

(2) Dr. Bass served as Acting Chief Executive Officer from April 24, 1997 through January 1998, at which time Dr. Bass assumed the role of Chief Executive Officer. In addition, Dr. Bass served in a consulting capacity as Acting Chief Executive Officer of the Company from January 1, 1996 through February 28, 1996. Bass Associates, of which Dr. Bass is General Partner, is the record owner of the New Option. Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

(3) Includes options granted pursuant to the Compensation Committee's decision on December 18, 1996 to reprice certain outstanding options by exchanging outstanding options for new options priced to reflect the market price of the Company's Common Stock on the date of the exchange (the "1996

    Repricing"). The options were subsequently repriced on January 14, 1998 pursuant to a decision by the Board of Directors to exchange outstanding options for new options priced to reflect the market price of the Company's Common Stock on the date of the exchange (the "1998 Repricing").

(4) Mr. Dunlap joined the Company as Vice President of Finance and Administration and Chief Financial Officer and Secretary on February 16, 1995. "Other Annual Compensation" for Mr. Dunlap consists of consulting fees paid by the Company to Mr. Dunlap prior to his joining the Company as an employee.

(5) Mr. Levetin resigned as the Company's President, Chief Executive Officer and Director on April 24, 1997. Pursuant to his employment contract, Mr. Levetin was paid $80,600 in severance salary, $24,375 in severance bonus and $5,207 for accrued vacation time. In addition, Mr. Levetin served in a consulting capacity for which the Company paid Mr. Levetin $6,000.

(6) Consists of moving expenses incurred by Mr. Levetin (and reimbursed by the Company) in connection with his relocation in order to begin work at the Company.

(7) Mr. O'Leary resigned as the Company's Vice President of Sales on August 29, 1997. Mr. O'Leary was paid $32,500 in severance salary, $12,500 in severance bonus and $2,842 for accrued vacation time.

                          OPTION GRANTS IN FISCAL 1997

    The following table sets forth certain information for the fiscal year ended December 31, 1997 with respect to each grant of stock options to the Named Executive Officers. No stock appreciation rights were granted during such year.

                                                                INDIVIDUAL GRANTS
                                             --------------------------------------------------------
                                              NUMBER OF      % OF TOTAL
                                             SECURITIES        OPTIONS        EXCERCISE
                                             UNDERLYING      GRANTED TO       PRICE PER
                                               OPTIONS      EMPLOYEES IN        SHARE     EXPIRATION
NAME                                           GRANTED     FISCAL 1997(1)      ($)(2)        DATE
-------------------------------------------  -----------  -----------------  -----------  -----------
Charlie Bass(3)............................      30,000             7.9            0.56     07/01/07
Martin Levetin.............................      --              --              --           --
Micheal L. Gifford.........................      32,500             8.5            0.56     07/01/07
John E. O'Leary(4).........................      20,000             5.2            0.56     07/01/07
David W. Dunlap............................      32,500             8.5            0.56     07/01/07
Kevin Mills................................      32,500             8.5            0.56     07/01/07

------------------------

(1) Based on options granted to employees, consultants and directors during fiscal 1997 to purchase 381,620 shares of Common Stock.

(2) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board of Directors on the date of grant.

(3) Dr. Bass assumed the position of Chairman and Acting Chief Executive Officer effective April 24, 1997 and assumed the position Chief Executive Officer in January 1998. Bass Associates, of which Dr. Bass is General Partner, is the record owner of the stock options. However, Dr. Bass disclaims beneficial ownership by Bass Associates except to the extent of his pecuniary interest therein.

(4) Mr. O'Leary's employment with the Company was terminated on August 29, 1997.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                       AND FISCAL YEAR-END OPTION VALUES

    None of the Named Executive Officers exercised any stock options during fiscal 1997. The following table provides information on the value of such officers' unexercised options at December 31, 1997.

                                           NUMBER OF SECURITIES
                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                          DECEMBER 31, 1997 (1)      DECEMBER 31, 1997 ($)(2)
                                        --------------------------  --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------------  -----------  -------------  -----------  -------------
Charlie Bass..........................      27,444        37,812        --            --
Martin Levetin........................      --            --            --            --
Micheal L. Gifford....................      42,516        25,729        --            --
David W. Dunlap.......................      33,212        29,529        --            --
Kevin Mills...........................      36,246        28,535        --            --

------------------------

(1) No Named Executive Officer exercised stock options during fiscal 1997.

(2) Based upon a final bid price, as of December 31, 1997, of $0.36 per share.

                    EMPLOYMENT CONTRACTS AND TERMINATION OF
                 EMPLOYMENT AND CHANGE-IN CONTROL ARRANGEMENTS

    In February, 1998, the Company initiated a bonus plan pursuant to which the Company will create a bonus pool in the amount of 10% of any consideration payable by a buyer in a change of control transaction to be allocated to the executive officers and such other employees the Board of Directors determine in its discretion to include in such bonuses.

    In October 1997, the Company entered into separate employment agreements with Micheal Gifford, Kevin Mills and David Dunlap (each an "Executive" and collectively the "Executives"). Pursuant to these agreements, which expire on December 31, 2000, the employment of the Executives is terminable at will by each Executive, respectively. If the Company terminates the Executive's employment without cause, the Company shall pay the Executive (i) six months' base salary regardless of whether he secures other employment during those six months, (ii) health insurance until the earlier of the date of the Executive's eligibility for the health insurance benefits provided by another employer or the expiration of six months, (iii) the full bonus amount to which he would have been entitled for the first quarter following termination and one-half of such bonus amount for the second quarter following termination, and (iv) certain other benefits including the ability to purchase at book value certain items of Company property purchased by the Company for the Executive's use, which may include a personal computer, a cellular phone, and other similar items.

    John O'Leary's employment with the Company terminated in August 1997. In July 1996, the Company entered into an employment agreement with Mr. O'Leary (the "O'Leary Employment Agreement"). Pursuant to the O'Leary Employment Agreement, the Company was obligated, upon the involuntary termination of Mr. O'Leary's employment, to pay Mr. O'Leary (i) three months' salary, (ii) health insurance until the earlier of the date of Mr. O'Leary's eligibility for the health insurance benefits provided by another employer or the expiration of three months, (iii) the full bonus amount on a pro rata basis to which Mr. O'Leary would have been entitled to for the quarter in which Mr. O'Leary's employment terminated plus one additional quarter's full target bonus amount. Accordingly, the Company paid Mr. O'Leary $32,500 to cover its obligation to pay three months' salary and $12,500 to cover its obligation to pay bonuses for the quarter subsequent to Mr. O'Leary's termination.

    Mr. Levetin resigned as the Company's President and Chief Executive Officer on April 24, 1997. In February 1996, the Company entered into an employment agreement with Mr. Levetin (the "Levetin

Employment Agreement"). Pursuant to the Levetin Employment Agreement, the Company was obligated, upon termination of Mr. Levetin's employment without cause, to pay Mr. Levetin (i) six months' base salary regardless of whether he secures other employment during those six months, (ii) health insurance until the earlier of the date of Mr. Levetin's eligibility for the health insurance benefits provided by another employer or the expiration of six months, (iii) the full bonus amount to which he would have been entitled for the first quarter following termination and one-half of such bonus amount for the second quarter following termination, and (iv) certain other benefits including outplacement services and the ability to purchase at book value certain items of Company property purchased by the Company for Mr. Levetin's use, which included a personal computer, a cellular phone, and other similar items. Accordingly, the Company paid Mr. Levetin $80,000 to cover its obligation to pay six months' salary and $24,375 to cover its obligation to pay bonuses for quarters subsequent to Mr. Levetin's termination. In addition, Mr. Levetin availed himself of the health insurance benefits set forth in the Levetin Employment Agreement.

    Additionally, under the 1995 Plan, all optionees' rights to purchase stock shall, upon a change of control of the Company, be immediately vested and be fully exercisable under certain circumstances. See "Proposal Two--Approval of Amendment to the 1995 Plan--Summary of the 1995 Plan--Rights Upon a Change of Control."

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    Pursuant to the Delaware General Corporation Law ("Delaware Law"), the Company has adopted provisions in its Amended and Restated Certificate of Incorporation which eliminate the personal liability of its directors and officers to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Company's Bylaws require the Company to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law.

    The Company has entered into indemnification agreements with each of its current directors and officers which provide for indemnification to the fullest extent permitted by Delaware Law, including in circumstances in which indemnification and the advancement of expenses are discretionary under Delaware Law. The Company believes that the limitation of liability provisions in its Amended and Restated Certificate of Incorporation and the indemnification agreements will enhance the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers.

    There is no pending litigation or proceeding involving a director, officer or employee of the Company to which the indemnification agreements would apply.

COMPENSATION OF DIRECTORS

    See the information set forth above under "Proposal One--Election of Directors--Nominees."

CERTAIN TRANSACTIONS

    On various dates during 1997, the Company issued convertible subordinated promissory notes to the Company's directors and certain significant stockholders. The interest rate on the notes was 8% and all or part of the principal and accrued interest was convertible into common shares of the Company at the option of the holder anytime prior to their due date. No shares had been converted as of December 31, 1997. A note to Cetronic for $500,000 due December 12, 1998 was secured by certain marketing and manufacturing rights for the FLEX (a high speed paging protocol) and ERMES/POCSAG (a worldwide standard for transmitting alphanumeric messages to paging receivers) products being developed jointly by Socket and Cetronic. All other notes were unsecured. The notes were subordinated to certain of the Company's bank financing arrangements. The due dates on certain notes were extended and the conversion rates repriced during or at the end of their original note terms. The following table summarizes the notes, original issue dates, maturity dates, principal amounts and conversion rates prior to the Note

Conversion (as defined below) for each note held by a director or significant stockholder exceeding $60,000:

                                         ORIGINAL                     PRINCIPAL     CONVERSION
NOTE HOLDER                             ISSUE DATE   MATURITY DATE     AMOUNT          RATE
--------------------------------------  -----------  -------------  -------------  -------------
Cetronic Aktiebolag [Publ](1).........    01/29/97       12/12/98   $  500,000.00    $    1.00
ForetagsByggarna BV(2)................    02/14/97       08/14/98      140,000.00         0.50
Telenor Venture AS....................    02/14/97       08/14/98      300,000.00         0.50
Bass Trust(3).........................    06/12/97       12/12/98       60,000.00         0.53
Cetronic Aktiebolag [Publ](1).........    06/12/97       12/12/98      500,000.00         0.50
Bass Trust(3).........................    11/07/97       12/12/98      100,000.00         0.53
ForetagsByggarna BV(2)................    11/07/97       11/07/98       75,000.00         0.50
Cetronic Aktiebolag [Publ](1).........    11/24/97       12/12/98      100,000.00         0.50

------------------------

(1) At the time of the issuance of this note, Lars Lindgren, a nominee for Director of the Company, was Chairman of Cetronic Aktiebolag [Publ], a position from which he has since resigned.

(2) Lars Lindgren, a nominee for Director of the Company, is a partner of ForetagsByggarna BV.

(3) Charlie Bass, the Company's Chief Executive Officer and Chairman of the Board of Directors, is the trustee of the Bass Trust.

    Effective March 31, 1998, all of such notes listed above except for those held by Bass Trust, converted into an aggregate of 81,576 shares of Series C Convertible Preferred Stock, 51,574 shares of Series C-1 Convertible Preferred Stock and 671,803 shares of Common Stock pursuant to an offer from the Company (the "Note Conversion"). The Series C Convertible Preferred Stock and Series C-1 Convertible Preferred Stock presently held by the note holders above will convert into 2,561,462 shares of Common Stock any time over a two year period at the option of the holder. The Series C Convertible Preferred Stock and Series C-1 Convertible Preferred Stock do not have voting rights. Dividends accrue at an annual rate of 8%, and will also convert into Common Stock at the time the Series C shares are converted.

    Pursuant to the resignation of Martin Levetin on April 24, 1997 as the Company's President and Chief Executive Officer, the Company paid Mr. Levetin $80,600 to cover its obligation under the Levetin Employment Agreement to pay Mr. Levetin six months' salary and $24,375 to cover its obligation to pay bonuses for quarters subsequent to Mr. Levetin's termination.

    Dr. Bass served in a consulting capacity as acting Chief Executive Officer of the Company from January 1, 1996 through February 28, 1996. In consideration for such consulting services, the Company granted Dr. Bass an option to purchase 25,000 shares of Common Stock at an exercise price of $4.25 and vesting over a four-year period (the "Old Option"). In connection with the 1996 Repricing, Dr. Bass received an option to purchase 25,000 shares (the "New Option") in exchange for the cancellation of the Old Option. The New Option has an exercise price of $1.55. The New Option continues the vesting schedule of the Old Option except with respect to options vested as of the 1996 Repricing, which vest in equal monthly increments over the 12 months following the 1996 Repricing. Bass Associates, of which Dr. Bass is General Partner, is the record owner of the New Option. The New Option was further repriced in the 1998 Repricing to an exercise price of $0.46. Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

    All future affiliated transactions and/or loans between the Company and its officers, directors and/or 5% stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the independent, disinterested directors of the Company.

          SECURITY OWNERS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 1, 1998, certain information with respect to the beneficial ownership of the Common Stock of the Company on an as-converted basis and of the Series B Preferred of the Company as to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all directors and officers of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power with respect to the shares shown.

                                                                                         NUMBER OF    PERCENTAGE OF
                                                                                          SHARES         SHARES
                                                                                        BENEFICIALLY  BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     OWNED(1)      OWNED(%)(2)
--------------------------------------------------------------------------------------  -----------  ---------------
Explorer Partners and affiliated entities.............................................   3,472,029(3)         32.6
  11300 U.S. Highway One, Suite 400
  North Palm Beach, FL 33408
Cetronic Aktiebolag [Publ]............................................................   1,816,224(4)         20.2
  Box 153
  SE - 864 22
  Matfors, Sweden
ForetagsByggarna BV...................................................................     729,869(5)          9.5
  A.J. Ernststraat 595H
  1082 LD Amsterdam, The Netherlands
Telenor Venture AS....................................................................     671,803            9.3
  Post Boks 6701
  St. Olavs Plass
  0130 Oslo, Norway
El Dorado Ventures and affiliated entities............................................     386,116(6)          5.3
  2400 Sand Hill Road, Suite 100
  Menlo Park, CA 94025
Lars Lindgren.........................................................................     729,869(7)          7.5
Charlie Bass..........................................................................     691,705(8)          9.2
Martin Levetin........................................................................      --              *
Micheal L. Gifford....................................................................     177,984(10)          2.5
Jack C. Carsten.......................................................................     154,267(11)          2.1
Edward M. Esber, Jr...................................................................      --              *
Gianlucca Rattazzi....................................................................      --              *
Kevin J. Mills........................................................................      47,917(12)        *
David W. Dunlap.......................................................................      45,078(13)        *
All directors, nominees and officers as a group (10 persons)..........................   2,232,963(14)         27.0

------------------------

   * Less than 1%

 (1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

 (2) Percentage ownership is based on 7,187,632 shares of Common Stock outstanding on April 1, 1998 and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on April 1, 1998 or within 60 days thereafter.

 (3) Consists of 2,148,153 shares owned by Explorer Partners, L.L.C. ("Explorer Partners") (including 1,250,000 shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock and 885,000 shares of Common Stock issuable upon conversion of the Series B-1 Convertible Preferred Stock); 872,901 shares owned by Explorer Partners II, L.L.C. ("Explorer Partners II") (including 871,500 shares of Common Stock issuable upon conversion of Series B-2 Convertible Preferred Stock); and 450,975 shares of Common Stock owned by Explorer Fund Management, L.L.C. ("Explorer Fund Management", and together with Explorer Partners and Explorer Partners II, the "Explorer Entities") subject to warrants exercisable within 60 days of April 1, 1998. Together, the Explorer Entities hold 100% of the shares of Series B, B-1 and B-2 Convertible Preferred Stock outstanding. Explorer Fund Management, as investment advisor to Explorer Partners has shared voting and investment power of the shares directly owned by Explorer Partners with Timothy Keating, the Managing Director of Explorer Partners. Explorer Fund Management, as investment advisor to Explorer Partners II, also has shared voting and investment power of the shares directly owned by Explorer Partners II with Tom Papoutsis, the Managing Director of Explorer Partners II. Robert Holz, as Managing Director, and Timothy Keating, as a member, of Explorer Fund Management, exercise shared voting and investment control with respect to the shares held by Explorer Fund Management. In addition, Messrs. Holz and Keating, in their respective roles with Explorer Fund Management, exercise shared voting and investment control with respect to the shares held by Explorer Partners and Explorer Partners II. Messrs. Keating, Papoutsis and Holz disclaim beneficial ownership of the shares held by the Explorer Entities except to the extent of their respective pecuniary interests therein.

 (4) Represents 1,269,540 shares of Common Stock issuable upon conversion of Series C Convertible Preferred Stock and 546,684 shares of Common Stock issuable upon conversion of Series C-1 Convertible Preferred Stock within 60 days of April 1, 1998. Cetronic Aktiebolag [Publ] holds 63.0% and 100% of the Series C and C-1 Convertible Preferred Stock outstanding.

 (5) Includes 459,869 shares of Common Stock issuable upon conversion of Series C Convertible Preferred Stock within 60 days of April 1, 1998. ForetagsByggarna BV holds 22.8% of the Series C Convertible Preferred Stock outstanding.

 (6) Consists of 6,812 shares owned by El Dorado C&L Fund (including 178 shares of Common Stock subject to warrants exercisable within 60 days of April 1, 1998, 268 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998 and 364 shares of Common Stock subject to notes convertible within 60 days of April 1, 1998); 367,932 shares owned by El Dorado Ventures III (including 9,616 shares of Common Stock subject to warrants exercisable within 60 days of April 1, 1998, 14,482 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998 and 19,641 shares of Common Stock subject to notes convertible within 60 days of April 1, 1998); and 11,372 shares owned by El Dorado Technology IV, L.P. (including 206 shares of Common Stock subject to warrants exercisable within 60 days of April 1, 1998, 459 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998 and 430 shares of Common Stock subject to notes convertible within 60 days of April 1, 1998).

 (7) Consists of the 729,869 shares owned by ForetagsByggarna BV set forth in Note (5) above. Mr. Lindgren is a partner of ForetagsByggarna and may be deemed to share voting and investment power with respect to those shares. However, Mr. Lindgren disclaims beneficial ownership except to the extent of his pecuniary interest therein.

 (8) Consists of 334,340 shares owned by Bass Associates (including 32,328 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998) and 357,365 shares owned by Bass Trust (including 326,964 shares of Common Stock subject to notes convertible within 60 days of April 1, 1998 and 5,000 shares of Common Stock subject to warrants exercisable within 60 days of April 1, 1998). Dr. Bass is the General Partner of Bass Associates and may be deemed to share voting and investment power with respect to these shares. However, Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

 (9) Consists of the 386,116 shares owned by entitles affiliated with El Dorado Ventures set forth in Note (6) above (the "El Dorado Entities"). Mr. Kalbach is a General Partner of El Dorado Ventures and may be deemed to share voting and investment power with respect to those shares. However, Mr. Kalbach disclaims beneficial ownership of shares, warrants, options and notes owned by the El Dorado Entities except to the extent of his pecuniary interest therein.

 (10) Includes 6,000 shares of Common Stock subject to warrants exercisable within 60 days of April 1, 1998 and 46,018 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998.

 (11) Includes 17,595 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998 and 60,227 shares of Common Stock subject to notes convertible within 60 days of April 1, 1998.

 (12) Represents shares of Common Stock subject to options exercisable within 60 days of April 1, 1998.

 (13) Represents shares of Common Stock subject to options exercisable within 60 days of April 1, 1998.

 (14) Includes 21,000 shares of Common Stock subject to warrants exercisable within 60 days of April 1, 1998; 204,145 shares of Common Stock subject to options exercisable within 60 days of April 1, 1998; 407,626 shares of Common Stock subject to notes convertible within 60 days of April 1, 1998 and 459,896 shares of Common Stock issuable upon conversion of Series C Convertible Preferred Stock within 60 days of April 1, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1997, all filing requirements applicable to its executive officers and directors were complied with, except that one report on Form 4 was filed late for each of Charlie Bass, Jack Carsten and Gary Kalbach.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the stock they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 8, 1998

                                    APPENDIX A

                             SOCKET COMMUNICATIONS, INC.

                                   1995 STOCK PLAN
                            (AS AMENDED, MARCH 18, 1998)


     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees, as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)  "COMMON STOCK" means the common stock of the Company.

          (g) "COMPANY" means Socket Communications, Inc., a Delaware corporation.

          (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)  "DIRECTOR" means a member of the Board.

          (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor the payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable.

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (o) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q)  "OPTION" means a stock option granted pursuant to the Plan.

          (r) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (s) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (t) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

          (u) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (v) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)  "PLAN" means this 1995 Stock Plan, as amended.

          (x) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          (y) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (z) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (aa) "SERVICE PROVIDER" means an Employee, Director or Consultant.

          (bb) "SECTION 16(b)" means Section 16(b) of the Exchange Act.

          (cc) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (dd) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ee) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,735,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

     (a)  PROCEDURE.

               (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority in its discretion:

               (i)  to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

              (iii) to determine the number of Shares of Common Stock to be covered by each Options and Stock Purchase Rights granted hereunder;

               (iv) to determine the number of Shares of Common Stock to be covered by each such award granted hereunder;

                (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder;

              (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option of Stock Purchase Right has declined since the date the Option was granted;

             (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (ix) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; and

              (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   LIMITATIONS.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

              (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

             (iii) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limit set forth in Subsections (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless earlier terminated under Section 15 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant;

             (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) a reduction in the amount of Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement, or
(7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 hereof.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator makes the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

          (c) MERGER. In the event of a merger of the Company with or into another corporation, each outstanding Option or Stock Purchase Right may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger, the Option or Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     14. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                            SOCKET COMMUNICATIONS, INC.

                                  1995 STOCK PLAN

                               STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

          [Name of person]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant                      [fill in date]

     Vesting Commencement Date          [fill in date]

     Exercise Price per Share           &[fill in dollar amount]

     Total Number of Shares Granted     [fill in total number]

     Total Exercise Price               $[price x shares = total exercise price]

     Type of Option:                    ____ Incentive Stock Option

                                        ____ Nonstatutory Stock Option

     Term/Expiration Date:              [fill in date, either 18, 24 or 48 mos.]

VESTING SCHEDULE:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     [Depending upon the term of the grant, modify the following: 25% of the Shares subject to the Option shall vest 12 months after the Vesting Commencement Date and 1/48 of the Shares subject to the Option shall vest each month thereafter.]

     TERMINATION PERIOD:

     This Option may be exercised for ____ (months/days) after termination of your employment or consulting relationship, or such longer period as may be applicable upon death or disability of Optionee as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. Socket Communications, Inc., a Delaware corporation (the"Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1995 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   EXERCISE OF OPTION.

          a. RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

          b. METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Plan. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          a.   cash;

          b.   check;

          c.   surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          d. delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board.

     6. TERMINATION OF RELATIONSHIP. In the event of Optionee's Continuous Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     8. DEATH OF OPTIONEE. In the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     11. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          a. EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          b. EXERCISE OF ISO FOLLOWING DISABILITY. If the Optionee's Continuous Status as an Employee or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within 90 days of such termination for the ISO to be qualified as an ISO.

          c. EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability and California income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          d. DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          e. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     12. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter thereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

                              SOCKET COMMUNICATIONS, INC.
                              a Delaware corporation

                              By:
                                 ------------------------------
                                   David W. Dunlap
                                   Chief Financial Officer

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions of interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


Dated:
      --------------------------   -----------------------------------
                                   Optionee

                                   Residence Address:

                                   -----------------------------------

                                   -----------------------------------

                                   -----------------------------------

                              SOCKET COMMUNICATIONS, INC.

                      AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT


     WHEREAS: The Company believes it is in the best interests of the Company and the Optionee to amend Optionee's Stock Option Agreement attached hereto to provide for a Change of Control provision; now therefore,

     In consideration of the continued services of the Optionee to the Company, the Company and the Optionee hereby agree that the following Sections 12 and 13 shall be added to the Stock Option Agreement entered into between the Company and the Optionee:

          12.  VESTING ACCELERATION ON CHANGE OF CONTROL.

               (a) VESTING ACCELERATION. In the event of a "Change of Control," all of the Optionee's rights to purchase stock under this Agreement with the Company shall be automatically vested in their entirety on an accelerated basis and be fully exercisable:

          (A) as of the date immediately preceding such "Change of Control" in the event this stock option agreement is or will be terminated or canceled (except by mutual consent) or any successor to the Company fails to assume and agree to perform such stock option agreement as provided in Section 2(a) hereof at or prior to such time as any such person becomes a successor to the Company; or

          (B) as of the date immediately preceding such "Change of Control" in the event the Optionee does not or will not receive upon exercise of the Optionee's stock purchase rights under such stock option agreement the same identical securities and/or other consideration as is received by all other shareholders in any merger, consolidation, sale, exchange or similar transaction occurring upon or after such "Change of Control"; or

          (C) as of the date immediately preceding any "Involuntary Termination" of the Optionee occurring upon or after any such "Change of Control"; or

          (D) as of the date [one (1) year] following the first such "Change of Control," provided that the Optionee shall have remained an employee of the Company continuously throughout such one-year period, other than a termination as a result of death or disability;

whichever shall first occur (all quoted terms as defined below); provided, however, that if it is determined by the Company's independent public accountants that the accelerated vesting and exercisability provided in this
Section 12(a) would preclude accounting for the "Change of Control" as a pooling of interests for financial accounting purposes, and it is a condition to the closing of the

"Change of Control" that the transaction be accounted for as a pooling of interests, then the vesting and exercisability shall not be accelerated pursuant to this Section 12(a).

               (b) CHANGE OF CONTROL. "Change of Control" means the occurrence of any of the following events:

                         (i)  Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                         (ii) A change in the composition of the Board of
Directors of the Company occurring within a two-year period as a result of which fewer than a majority of the directors are "Incumbent Directors." "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least a majority of the Incumbent Directors at the time of such election or nomination; or

                         (iii)     The consummation of (A) a merger or
consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls the Company or such surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or the entity that controls the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) the sale or disposition by the Company of all or substantially all the Company's assets; or

                    (iv) The shareholders approve a plan of complete liquidation of the Company.

               (c) INVOLUNTARY TERMINATION. "Involuntary Termination" shall mean without the Optionee's written consent: (i) a termination by the Company of the Optionee's employment with the Company other than for Cause; (ii) a material reduction of or variation in the Optionee's duties, authority or responsibilities, relative to the Optionee's duties, authority or responsibilities as in effect immediately prior to such reduction or variation;
(iii) a reduction by the Company in the base salary of the Optionee as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the Optionee was entitled immediately prior to such reduction, with the result that the Optionee's overall benefits package is materially reduced; (v) the relocation of the Optionee to a facility or a location more than thirty (30) miles from the Optionee's then present location; (vi) the failure of the Company to obtain the assumption of this Agreement by any successor as required in Section 13, or (vii) any act or set of facts that would under applicable law constitute a constructive termination of Optionee.

               (d) CAUSE. "Cause" shall mean (i) any willful act of personal dishonesty, fraud or misrepresentation taken by the Optionee in connection with his or her responsibilities as an employee which was intended to result in substantial gain or personal enrichment of the Optionee at the expense of the Company and was materially and demonstrably injurious to the Company; (ii) the Optionee's conviction of a felony on account of any act which was materially and demonstrably injurious to the Company; or (iii) the Optionee's willful and continued failure to substantially perform his or her principal duties and obligations of employment including under any written agreements (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not remedied in a reasonable period of time after receipt of written notice from the Company. For the purposes of this Section 12(d), no act or failure to act shall be considered "willful" unless done or omitted to be done in bad faith and without reasonable belief that the act or omission was in or not opposed to the best interests of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done or omitted to be done in good faith and in the best interests of the Company.

               (e)  VOLUNTARY RESIGNATION; TERMINATION FOR CAUSE.     If the
Optionee terminates employment as a result of an Involuntary Termination, the Optionee shall be entitled to receive accelerated vesting under Section 12(a) hereof. If the Optionee's continuous status as an employee of the Company terminates by reason of the Optionee's voluntary resignation (and not Involuntary Termination) or if the Optionee's continuous status as an employee of the Company is terminated for Cause, in either case prior to such time as accelerated vesting occurs as provided in Section 12(a) hereof, then the Optionee shall not be entitled to receive accelerated vesting under
Section 12(a) hereof.

          13. SUCCESSORS. Any successor to the Company (whether direct or indirect and whether by purchase, merger or consolidation) shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all rights of the Optionee hereunder shall inure to the benefit of, and be enforceable by, the Optionee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement on the _____ day of ____________, 1998.



SOCKET COMMUNICATIONS, INC.             OPTIONEE


By:
    ---------------------------         ----------------------------------

                                APPENDIX B

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    OF SOCKET COMMUNICATIONS, INC.
                 1998 ANNUAL MEETING OF STOCKHOLDERS


     The undersigned stockholder of SOCKET COMMUNICATIONS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 1998, and hereby appoints Charlie Bass and David Dunlap, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of SOCKET COMMUNICATIONS, INC. to be held on June 10, 1998 at 10:00 a.m., local time, at the Company's headquarters at 37400 Central Court, Newark, California 94560, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


         (Continued, and to be dated and signed on the other side)

/X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

                                          FOR all         Withhold Authority
                                         Nominees          to vote for ALL
                                          Listed           Nominees Listed
1.  ELECTION OF DIRECTORS                  / /                   / /


    NOMINEES:  Charlie Bass, Micheal Gifford, Jack Carsten, Edward Esber,
               Gianlucca Rattazzi, Lars Lindgren

    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

    Charlie Bass, Micheal Gifford, Jack Carsten, Edward Esber,
    Gianlucca Rattazzi, Lars Lindgren


                                                    FOR     AGAINST   ABSTAIN
2.  PROPOSAL TO APPROVE AN AMENDMENT TO THE         / /       / /       / /
    COMPANY'S 1995 STOCK PLAN TO RESERVE AN
    ADDITIONAL 1,000,000 SHARES OF COMMON STOCK
    FOR ISSUANCE THEREUNDER.


                                                    FOR     AGAINST   ABSTAIN
3.  PROPOSAL TO APPROVE A ONE-FOR-THREE REVERSE     / /       / /       / /
    SPLIT OF THE OUTSTANDING COMMON STOCK OF THE
    COMPANY SO THAT EVERY THREE SHARES OF THE
    COMPANY'S COMMON STOCK SHALL THEREAFTER BE
    CONSOLIDATED INTO ONE SHARE OF THE COMPANY'S
    COMMON STOCK (THE "REVERSE STOCK SPLIT")
    AND TO APPROVE A RELATED AMENDMENT TO THE
    COMPANY'S CERTIFICATE OF INCORPORATION.


                                                    FOR     AGAINST   ABSTAIN
4.  PROPOSAL TO RATIFY THE APPOINTMENT OF           / /       / /       / /
    ERNST & YOUNG LLP AS INDEPENDENT PUBLIC
    ACCOUNTANTS OF THE COMPANY FOR THE FISCAL
    YEAR ENDING DECEMBER 31, 1998.

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1995 STOCK PLAN, FOR THE ONE-FOR-THREE REVERSE STOCK SPLIT, AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

_______________________   _______________________   Date: ______________, 1998
      Signature                  Signature
(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)